EXHIBIT 10.5
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                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Agreement"), dated as of June 7, 2006, is made between ENDEAVOR PIPELINE INC., an Oklahoma corporation ("Grantor") and CAPITAL ONE, NATIONAL ASSOCIATION ("Agent"), who agree as follows:

                                    RECITALS

         A. The Grantor is a wholly owned subsidiary of GMX RESOURCES INC., an Oklahoma corporation ("Borrower"). Borrower is a party to that certain Amended and Restated Loan Agreement dated as of even date herewith among the Borrower, the Agent and the Banks from time to time a party thereto (as such agreement may hereafter be amended, renewed, extended, increased or restated from time to time, the "Loan Agreement").

         B. The Grantor has executed and delivered to the Agent a Guaranty Agreement of even date herewith (as amended or restated from time to time, the "Guaranty Agreement").

         C. In order to induce the Agent and the Banks to enter into the Loan Agreement and the Secured Hedge Providers to enter into the Secured Hedge Obligations (as defined in the Loan Agreement) and to secure the full and punctual payment and performance of the Secured Liabilities (as hereafter defined), the Grantor has agreed to execute and deliver this Agreement and to grant a continuing security interest in and to the Collateral (as hereafter defined).

                                    AGREEMENT

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 Terms Defined Above or Elsewhere. As used in this Agreement, the terms "Agent", "Agreement", "Borrower", "Grantor", "Guaranty Agreement", and "Loan Agreement" shall have the meanings indicated above.

         Section 1.2 Certain Definitions. As used in this Agreement, the following additional terms shall have the meanings indicated:

         "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Grantor, and shall also mean and include all accounts receivable, notes, notes receivable, instruments, drafts, acceptances, book debts and similar documents and other monies, obligations or indebtedness owing or to become owing to the Grantor arising from the sale, lease or exchange of goods or other property by the Grantor or the performance of services by the Grantor or under any contracts for any of the foregoing (whether or not yet earned by performance on the part of the Grantor), in each case whether now in existence or hereafter arising or acquired.
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         "Banks" has the meaning provided in the Loan Agreement.

         "Collateral" has the meaning set forth in Section 2 of this Agreement.

         "Collateral Account" has the meaning set forth in Section 5 of this Agreement.

         "Collateral Documents" means collectively all mortgages, pledges, security agreements and other documents by which the Grantor, Borrower or any affiliate grants liens and security interests in immovable or movable property to the Agent.

         "Contracts" means all natural gas gathering, dehydration, transportation, marketing or sales contracts to which the Grantor is a party now or hereafter, including without limitation all contracts with Borrower, and all amendments, modifications, replacements and substitutions to any of the foregoing.

         "Equipment" means all equipment and goods used or held for use in Grantor's business, now owned or hereafter acquired by the Grantor, wherever located, including without limitation gas compressors and pipelines, together with all additions, accessories, parts, attachments, special tools and accessions now and hereafter affixed thereto or used in connection therewith, and all replacements thereof and substitutions therefor.

         "Event of Default" has the meaning set forth in the Loan Agreement.

         "General Intangibles" means all general intangibles now owned or hereafter acquired by the Grantor, including, without limitation, (i) all contractual rights and obligations or indebtedness owing to the Grantor (other than Accounts) from whatever source arising, including without limitation all rights to payment under the Contracts, and (ii) all things in action, rights represented by judgments, claims arising out of tort and other claims relating to the Collateral (including the right to assert and otherwise be the proper party of interest to commence and prosecute actions).

         "Goods" means all Equipment and fixtures and other tangible personal property now owned or hereafter acquired by the Grantor.

         "Inventory" means all inventory now owned or hereafter acquired by the Grantor.

         "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, usufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, the Grantor shall be deemed to be the owner of

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any property which it has accrued or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

         "Other Revenues" means the revenues, if any, included within the Accounts comprised of the portion of the accounts receivable owed to the Grantor from the sale of hydrocarbons which are in turn owed by the Grantor to the gas producers which are not affiliates of Borrower for gas sold by Grantor on behalf of such producers.

         "Permitted Liens" means the Security Interests, and any other Liens in favor of the Agent or permitted by the Agent in writing to be created or assumed or to otherwise exist on the Collateral.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

         "Proceeds" means all cash and non-cash proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including without limitation all claims of the Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, and including proceeds of all such proceeds, in each case whether now existing or hereafter arising.

         "Secured Hedge Agreements" has the meaning provided in the Loan Agreement.

         "Secured Hedge Providers" has the meaning provided in the Guaranty Agreement.

         "Secured Liabilities" means all present and future amounts, liabilities or obligations owing from time to time to the Secured Parties (1) by the Grantor under the Guaranty Agreement or (2) by Borrower as any part of the Secured Liabilities, including without limitation any such amounts, liabilities or obligations under or pursuant to the Loan Agreement, this Agreement, the other Collateral Documents or the Secured Hedge Agreements (including attorneys' fees incurred in connection with the execution, enforcement or collection of the Grantor's obligations hereunder or thereunder or any part thereof), whether said amounts, liabilities or obligations are liquidated or unliquidated, now existing or hereafter arising, including without limitation all promissory term notes heretofore or hereafter executed by Borrower pursuant to the Loan Agreement, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorneys' fees, as therein stipulated, and under and pursuant to all amendments, supplements and restatements to any of said documents.

         "Secured Parties" has the meaning provided in the Guaranty Agreement.

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         "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Liabilities.

         "UCC" means Article 9 of the Uniform Commercial Code in the State of Texas, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral or the remedies pertaining thereto is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Texas, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or such remedies.

                                   ARTICLE 2

                                SECURITY INTEREST

         Section 2.1 The Security Interests. In order to secure the full and punctual payment and performance of all present and future Secured Liabilities, the Grantor hereby grants to the Agent, for itself and the ratable benefit of the Secured Parties, a continuing security interest in and to all right, title and interest of the Grantor in, to or under the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (i)      the Equipment, the Inventory and all fixtures and Goods;

         (ii)     the Accounts;

         (iii)    the Contracts and the General Intangibles;

         (iv) the Collateral Account, all cash deposited therein from time to time, and all other monies and property of any kind of the Grantor in the possession or under the control of the Agent;

         (v) all books and records (including, without limitation, customer lists, credit files, computer programs, tapes, disks, punch cards, data processing software, transaction files, master files, printouts and other computer materials and records) of the Grantor pertaining to any of the Collateral; and

         (vi) all Proceeds and products of all or any of the Collateral described in clauses i through v hereof.

The term "Collateral" means each and all of the items and property rights described in clauses i through vi above.

         Section 2.2 Other Revenues. Notwithstanding that the Security Interests granted to the Agent cover all of the Accounts, in the event that Other Revenues are included in

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the Accounts, then the Agent agrees that Agent shall retain from such Accounts an amount equal to the difference between the resale price of the natural gas less the actual price paid or owed by the Grantor for the natural gas at the wellhead, and Agent will release such Other Revenues of another Person to such Person (even if an Event of Default has occurred and is continuing) upon the receipt by the Agent of appropriate evidence that such funds are Other Revenues (i.e., are not the Grantor's funds) before such funds are collected and applied by the Agent to the Secured Liabilities. The Agent shall not be liable, however, for any actions by Agent which are taken in compliance with the terms of this Agreement and the Loan Agreement with respect to funds that are Other Revenues and which are taken before Agent receives such evidence that such funds are Other Revenues.

         Section 2.3 No Liability. The Security Interests are granted as security only and shall not subject the Agent to, or transfer or in any way affect or modify, any obligation or liability of the Grantor with respect to any of the Collateral or any transaction in connection therewith.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         The Grantor represents and warrants to the Agent and the other Secured Parties that:

         Section 3.1 No Liens. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Grantor) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

         Section 3.2 Name. The exact name of the Grantor as it appears in its articles of incorporation is as it appears on page 1 of this Agreement. The Grantor has used no other names (including trade names or similar appellations) at any time during the past five years.

         Section 3.3 Identification Number. The Oklahoma Secretary of State does not assign an organizational identification number to the Grantor.

         Section 3.4 Chief Executive Office. The chief executive office of the Grantor is located at 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, and has been located continuously in the State of Oklahoma since the date of Grantor's formation.

         Section 3.5 Records Location. The Grantor maintains all of the books or

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records relating to any Accounts or other Collateral at the location specified in Section 3.4.

         Section 3.6 Goods Location. All of the Goods are located in Harrison and Panola Counties, Texas.

         Section 3.7 Filing Location. When a UCC financing statement has been filed in the offices of Clerk of Court of Oklahoma County, Oklahoma, the Security Interests shall constitute perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens to the extent that such priority is afforded by the UCC, and except to the extent that fixture filings in the real estate records of the counties listed in Section 3.6 may be required in some circumstances as to a portion of the equipment, which fixture filings however are not being made at this time.

         Section 3.8 No Inconsistent Agreements. The Grantor has not performed any acts or signed any agreements which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement.

         Section 3.9 Title. The Grantor has good and merchantable title to the Collateral (other than Other Revenues), except the portion thereof consisting of after-acquired property, free of Liens except Permitted Liens, and the Grantor will have good and merchantable title to such after-acquired Collateral, free of Liens except Permitted Liens. Furthermore, the Grantor has not heretofore conveyed or agreed to convey or encumber any Collateral in any way, except in favor of the Agent.

         Section 3.10 Accounts. The Accounts represent bona fide obligations of the respective account debtors, which obligations are free and clear of any set off, compensation, counterclaim, defense, allowance or adjustment, other than discounts for prompt payment shown on the invoice and other than as to the portion constituting Other Revenues, and arose in the ordinary course of the Grantor's business.

         Section 3.11 Goods Condition. The Goods are in good condition and are free of damage caused by fire or other casualty.

         Section 3.12 Special Collateral. No part of the portion of the Equipment consisting of gas compressors is or will become fixtures. No other portion of the Goods is known by Grantor to be fixtures, except possibly for pipelines (as to which Grantor does not so intend, but as to which no such representation is made). No part of the Goods is leased or held for lease by the Grantor to others.

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                                    ARTICLE 4

                                    COVENANTS

         Section 4.1 Notice of Changes. The Grantor will not change its name, identity, identification number or corporate structure in any manner unless it shall have given the Agent at least 30 days' prior written notice thereof. The Grantor will not change the location of its chief executive office or chief place of business or of the records relating to any Collateral from the applicable office location described in Article 3 unless it shall have given the Agent at least 30 days' prior written notice thereof.

         Section 4.2 Filing. The Grantor shall pay all costs of or incidental to the recording or filing of any financing, amendment, continuation, termination or other statements concerning the Collateral. The Grantor authorizes the Agent to file a financing statement covering all personal property of the Grantor.

         Section 4.3 Condition of Goods. The Grantor will maintain, preserve and keep the Goods at all times in thorough repair and good working order and condition, and from time to time make all needful repairs, renewals and additions so that its value and the Security Interests shall at no time become impaired. The Grantor will not do or permit anything to be done to the Collateral that may violate the terms of any insurance covering the Collateral or any part thereof.

         Section 4.4 Insurance. The Grantor will maintain with financially sound and reputable insurers, insurance with respect to the Goods against such liabilities, casualties, risks and contingencies and in such types and amounts as are satisfactory to the Agent from time to time. The Grantor will keep all such policies constantly assigned or payable to the Agent and to have attached to each of such policies a non-contributory loss payable clause in favor of and in form acceptable to the Agent. Upon request of the Agent, the Grantor will furnish or cause to be furnished to the Agent from time to time a summary of the insurance coverage of the Grantor in form and substance satisfactory to the Agent and if requested will furnish the Agent original certificates of insurance and/or copies of the applicable policies and all renewals thereof. In the event the Grantor should, for any reason whatsoever, fail to keep the Goods or any part thereof so insured, or to keep said policies so assigned or payable, or fail to deliver to the Agent satisfactory evidence thereof, then the Agent, if it so elects, may itself have such insurance effected in such amounts and in such companies as it may deem proper and may pay the premiums therefor and the Grantor shall reimburse the Agent upon demand for the amount of the premiums paid, together with interest thereon at eighteen percent per annum from date until paid. The Agent shall not be responsible for the solvency of any company issuing any insurance policy, whether or not selected or approved by it, or for the collection of any amounts due under any such policy, and shall be responsible and accountable only for such money as may be actually received by the Agent. The policy shall contain an agreement by the insurer not to cancel or amend the policy without giving the Agent at least 30 days prior written notice of its intention to do so. The Grantor will notify the Agent immediately in writing of any material fire

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or other casualty to or accident involving the Goods, whether or not such fire, casualty or accident is covered by insurance. The Grantor will promptly further notify the Grantor's insurance company and submit an appropriate claim and proof of claim to the insurance company as to any of the Collateral that is damaged or destroyed by fire or other casualty.

         Section 4.5 Equipment Not Fixtures. If, in the opinion of the Agent any of the Equipment is or may become part of any real property, the Grantor will furnish to the Agent a written waiver by the record owner of such realty (immovable) of all interest in such Collateral and a written subordination to the Agent's Security Interest by any Person who has a Lien on such realty (immovable) which is or may be superior to the Agent's Security Interest hereunder.

         Section 4.6 Accounts Collection. The Grantor shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Agent hereunder if an Event of Default shall have occurred and be continuing, the Grantor may allow as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with the Grantor's ordinary course of business consistent with its historical collection practices and with sound business judgment. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Grantor or the Agent, shall be borne by the Grantor.

         Section 4.7 Instruments. While an Event of Default has occurred and is continuing, the Grantor will immediately deliver and pledge to the Agent each instrument evidencing, representing or otherwise arising from an Account or General Intangible, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Grantor may refrain from such delivery and may retain possession of, for the purpose of collection in the ordinary course, any such instruments received by it in the ordinary course of business.

         Section 4.8 Governmental Accounts. If the Collateral is or becomes subject to the Federal Assignment of Claims Act, the Grantor will immediately notify the Agent thereof in writing and execute all instruments and take all steps required by the Agent to comply with that act.

         Section 4.9 Transfer and Other Liens. The Grantor will not sell, lease, transfer, exchange or otherwise dispose of the Collateral, or any part thereof, without the prior written consent of the Agent and will not permit any Lien to attach to the Collateral, or any part thereof, other than Permitted Liens, except that the Grantor may, in the ordinary course of its business

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and in the absence of an Event of Default, collect its Accounts and General
Intangibles and sell or otherwise dispose of obsolete or worn out Goods.

         Section 4.10 Right of Inspection and Information. The Grantor will permit any officer, employee or Agent of the Agent to visit and inspect any of the Collateral, examine the books of record and accounts of the Grantor, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Grantor with the Grantor's officers, accountants and auditors, all at such reasonable times and on reasonable notice and without hindrance and delay and as often as the Agent may reasonably desire. The Grantor will furnish to the Agent promptly upon request and in the form and content specified by the Agent, schedules of Equipment and its locations and other data concerning the Collateral as the Agent may from time to time specify.

         Section 4.11 Taxes. The Grantor will pay as and when due and payable all taxes, levies, license fees, assessments, and other impositions levied on the Collateral or any part thereof before its use and operation.

         Section 4.12 Further Assurances. On request of the Agent, the Grantor will promptly (i) correct any defect, error or omission which may be discovered in the contents of this Agreement or any financing statement relating thereto or in the execution or acknowledgment of this Agreement or any financing statement; (ii) execute, acknowledge, deliver and record in any jurisdictions such further instruments (including, without limitation, further security agreements, financing statements, continuation statements and assignments of proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and to more fully identify and subject to the Security Interest hereof any property intended to be covered hereby, including without limitation any renewals, additions, substitutions, replacements or accessions to the Collateral; and (iii) execute, acknowledge, deliver and record any document or instrument (including specifically any financing statement) necessary, desirable or proper in any jurisdictions to protect the Lien and Security Interest hereunder against the rights or interests of third persons. The Grantor shall pay all costs connected with any of the foregoing.

         Section 4.13 Collateral Indemnity. If the validity or priority of this Agreement or any rights, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, the Grantor will give prompt written notice thereof to the Agent and at the Grantor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Agent (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Grantor to the Agent and shall be a part of the Secured Liabilities.

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         Section 4.14     Compliance with Laws. The Grantor will observe and
comply with all laws, statutes, ordinances, rules, regulations, judgments, decrees, franchises, permits, licenses, certificates and requirements of all federal, state, parish, county, municipal and other governmental agencies, departments, commissions, boards, courts and authorities applicable to the Grantor or to the Collateral.

                                    ARTICLE 5

                                     DEFAULT

         Section 5.1 Collateral Account. Without limiting any requirements or agreements set forth in the Loan Agreement or the Guaranty Agreement, upon the occurrence of an Event of Default, and at any time thereafter, the Agent may require the Grantor to establish a cash collateral account (the "Collateral Account") in the name and under the control of the Agent at the Agent or a bank satisfactory to the Agent, which shall be subject to access and withdrawal by the Agent only. In such event, all payments (in the form of checks, drafts, cash or otherwise) received by the Grantor in satisfaction, in whole or in part, of any Accounts or General Intangibles (or Proceeds therefrom) of the Grantor shall be deposited by the Grantor in the Collateral Account. The Grantor will deposit for credit to the Collateral Account all such items of payment and remittances within one (1) business day of the receipt thereof, and shall not commingle any such items of payment and remittances with any of the Grantor's other property. Funds in the Collateral Account are and shall be subject to a security interest in favor of the Agent to secure the Secured Liabilities, and the Agent may apply or cause to be applied (subject to collection) any or all of the balance from time to time standing in the Collateral Account against the Secured Liabilities in such order as determined by the Agent, but subject to Agent's agreement in
Section 2.2 with respect to Other Revenues.

         Section 5.2 General Authority. The Grantor hereby irrevocably appoints the Agent its agent and attorney in fact, with full power of substitution, in the name of the Grantor or the Agent, for the sole use and benefit of the Agent, but at the Grantor's expense, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

         (i) to endorse the name of the Grantor upon any check, draft, note or other instrument payable to the Grantor evidencing payment upon any Accounts or General Intangible,

         (ii) to notify postal service authorities to change the address for delivery of the Grantor's mail to a "lockbox" address designated and controlled by the Agent, and to receive, open and dispose of all mail addressed to the Grantor,

         (iii) to demand, sue for, collect, receive and give acquittance for any and all Accounts and other monies due or to become due for or as Collateral or by virtue thereof,

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         (iv)     to settle, compromise, compound, prosecute or defend any
action or proceeding with respect to any of the Collateral, and

         (v) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with reference thereto.

The aforesaid mandate and power of attorney, being coupled with an interest, is irrevocable so long as any of the Secured Liabilities remains outstanding.

         Section 5.3 Accounts. While an Event of Default has occurred and is continuing, the Grantor will make no material change to the terms of any Account without the prior written permission of the Agent. Upon the occurrence of an Event of Default, and at any time thereafter, the Grantor upon request of the Agent will promptly notify (and the Grantor hereby authorizes the Agent so to notify) each account debtor in respect of any Account or General Intangible that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee, and Agent may demand, sue for, collect and receive all such Accounts or General Intangibles.

         Section 5.4 Sale. Upon the occurrence of an Event of Default, the Agent may exercise all rights of a secured party under the UCC and other applicable law (including the Uniform Commercial Code as in effect in another applicable jurisdiction) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent shall incur no liability as a result of the sale of Collateral, or any part thereof, at any private sale. The Grantor hereby waives, to the extent permitted by applicable law, any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Secured Liabilities, even if the Agent accepts the first offer received and does not offer such Collateral to more than one offeree. The Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Grantor will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Grantor which may be waived, and the Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The Grantor agrees that five (5) days prior written notice of the time and place of any sale or other intended disposition of any of the

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Collateral constitutes "reasonable notification" within the meaning of the UCC, except that shorter or no notice shall be reasonable as to any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The notice (if any) of such sale shall
(l) in case of a public sale, state the time and place fixed for such sale, and
(2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels or portions, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent shall not be liable for any depreciation in the value of the Collateral. All rights to marshaling of assets of the Grantor, including any such right with respect to the Collateral, are hereby waived.

         Section 5.5 Foreclosure; Receiver. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. Moreover, the Agent may apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to the Grantor's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the Secured Liabilities, or the existence of any waste to the Collateral. In the event that the Agent institutes an action to recover any Collateral or appoint a receiver or seeks the recovery of any Collateral or the appointment of a receiver by way of a pre-judgment remedy in an action against the Grantor, the Grantor waives the posting of any bond which might otherwise be required.

         Section 5.6 Assemble Collateral. For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require the Grantor to, and the Grantor agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and the Grantor, whether at the premises of the Grantor or otherwise, and Agent shall be entitled to specific performance of this obligation, (ii) to the extent permitted by applicable law of any applicable state, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral,

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

store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Grantor.

         Section 5.7 Limitation on Duty of Agent. Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith. The Grantor agrees that the Agent shall not be obligated to preserve rights against prior parties obligated on any instruments.

         Section 5.8 Appointment of Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

         Section 5.9 Expenses. In the event that the Grantor fails to comply with any provisions of this Agreement or the Collateral Documents, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest hereunder is thereby diminished or potentially diminished or put at risk, the Agent may, but shall not be required to, effect such compliance on behalf of the Grantor, and the Grantor shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, preparing for sale, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any federal, state or local authority on any of the Collateral, all expenses in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested from time to time, and all expenses in respect of the sale or other disposition thereof shall be borne and paid by the Grantor; and if the Grantor fails to promptly pay any portion thereof when due, the Agent may, at its option, but shall not be required to, pay the same and charge the Grantor's account therefor, and the Grantor agrees to reimburse the Agent therefor on demand. All sums so paid or incurred by the Agent for any of the foregoing and any and all other sums for which the Grantor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Agent in enforcing or protecting the Security Interests or any of its rights or remedies under this Agreement or the other Collateral Documents, shall, together with interest thereon until paid at the rate equal the then highest rate of interest charged on the principal of any of the Secured Liabilities plus one (1%) percent, be additional Secured Liabilities hereunder and Grantor agrees to pay all of the foregoing sums promptly on demand.

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

                                    ARTICLE 6

                                  MISCELLANEOUS

         Section 6.1 Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served to the Grantor and the Agent shall be deemed to have been sufficiently given and served for all purposes if made in accordance with the Loan Agreement to the following addresses:



         If to Grantor:       Endeavor Pipeline Inc.
                              9400 North Broadway
                              Suite 600
                              Oklahoma City, Oklahoma 73114

         If to Agent:         Capital One, National Association
                              P.O. Box 61540
                              New Orleans, LA  70161

                                          or

                              313 Carondelet Street
                              New Orleans, LA  70130

                              Attention:  Manager, Energy Maritime Department

         Section 6.2 Amendment. Neither this Agreement nor any provisions thereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         Section 6.3 Waivers. No course of dealing on the part of the Agent, its officers, employees, consultants or agents, nor any failure or delay by the Agent with respect to exercising any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof.

         Section 6.4 Cumulative Rights. The rights and remedies of the Agent under this Agreement and the other Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

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

         Section 6.5 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

         Section 6.6 Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

         SECTION 6.7 GOVERNING LAW. THIS AGREEMENT IS A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS.

         Section 6.8 Termination. Upon full and final payment and performance of the Secured Liabilities, this Agreement shall terminate, and the Agent shall pay to the Grantor all amounts then remaining in the possession of the Agent from collections on or proceeds of the Collateral. Upon request of the Grantor, the Agent shall execute and deliver to the Grantor at the Grantor's expense such termination statements as the Grantor may reasonably request to evidence such termination.

         Section 6.9 Successors and Assigns. (a) All covenants and agreements contained by or on behalf of the Grantor in this Agreement shall bind its successors and assigns and shall inure to the benefit of the Agent and the other Secured Parties and their successors and assigns.

         (b) This Agreement is for the benefit of the Agent and the other Secured Parties and for such other Person or Persons as may from time to time become or be the holders of any of the Secured Liabilities, and this Agreement shall be transferrable and negotiable, with the same force and effect and to the same extent as the Secured Liabilities may be transferrable.

         Section 6.10 Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.11 Loan Agreement. The provisions of Section 3.4 of the Loan Agreement pertaining to "Shared Collateral" (as defined therein) shall apply to this Agreement and the Collateral hereunder. Without limiting the generality of the foregoing, the Agent shall be required to act only at the direction of the Required Banks (as defined in the Loan Agreement) or such other vote of the Banks as required by the Loan Agreement, and not at the direction of the Secured Hedge Providers.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GRANTOR:                               ENDEAVOR PIPELINE INC.,
                                       an Oklahoma corporation



                                       By: /s/ Ken L. Kenworthy, Sr.
                                          --------------------------------------
                                       Name:   Ken L. Kenworthy, Sr.
                                       Title:  President


LENDER:                                CAPITAL ONE, NATIONAL ASSOCIATION,
                                       as Agent



                                       By: /s/ Brian Kerrigan
                                          --------------------------------------
                                       Name:   Brian Kerrigan
                                       Title:  Vice President







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